UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), Paramount Skydance Corporation, a Delaware corporation (the “Company”), and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company, entered into an Agreement and Plan of Merger on February 27, 2026, pursuant to which, and subject to the terms and conditions therein, at the effective time of the merger to be entered into pursuant to such agreement, Prince Sub Inc. will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of the Company (the “WBD Merger”).

Item 8.01.	Other Events.

States Consent Decree

On September 21, 2026, the Company and WBD entered into a Consent Decree (the “States Consent Decree”) with the State of California, the State of Arizona, the State of Colorado, the State of Connecticut, the Commonwealth of Massachusetts, the State of Minnesota, the State of Nevada, the State of New Jersey, the State of New Mexico, the State of New York, the State of Oregon and the State of Washington (collectively, the “Plaintiff States”). The Plaintiff States, the Company and WBD also jointly moved to modify the existing no-close order to permit the WBD Merger to close. On September 30, 2026, the U.S. District Court for the Northern District of California issued an order entering the States Consent Decree, which order had the effect of resolving the lawsuit filed by the Plaintiff States captioned State of California et al. v. Paramount Skydance Corp. et al., Case No. 4:26-cv-07116-AMO (N.D. Cal.), which alleged a claim under Section 7 of the Clayton Act seeking to enjoin the WBD Merger, and modifying the no-close order in order to permit the WBD Merger to close.

The States Consent Decree included the following principal commitments of the Company and WBD and the combined company and its subsidiaries following the closing of the WBD Merger (the “Combined Entity”) during a five-year commitment period (the “commitment period”). The Combined Entity must release in the United States at least thirty (30) films in each of the first two commitment years and thirty-two (32) films in each of the third through fifth commitment years, including at least twenty (20) wide-release films (released on at least 2,000 screens) in each of the first two years and at least twenty-one (21) in each of the remaining years, at least four (4) independent films per year, and at least 50% of the films counted toward the annual commitment must be produced or jointly produced by the Combined Entity. Each counted film must have a theatrical release window of at least forty-five (45) days, may not be marketed or promoted as being available on any premium video-on-demand, subscription video-on-demand (“SVOD”) or other streaming platform prior to the thirtieth (30th) day of the theatrical release window, may not be made available on an SVOD platform for at least ninety (90) days following its initial theatrical exhibition in the United States and must be supported with marketing spend consistent with typical practice for similar films and release patterns. At least 20% of the films for each commitment year must have production and acquisition budgets of at least $50 million, adjusted for inflation, and be released on at least 3,000 domestic screens within the first four weekends of initial release. For the first three commitment years, the Combined Entity must maintain film rental terms with exhibitors for new film releases consistent with the best practices followed by the Company and WBD as of the closing.

Following the applicable six-month cure period and other procedures, a failure to satisfy the annual film release commitments requires divestiture of Miramax Studios; for each film by which the Combined Entity falls short of satisfying its annual minimum release commitment of thirty (30) or thirty-two (32) films, as applicable, the Combined Entity must contribute $30 million, which will be allocated 50% to entertainment industry health and retirement funds, 40% to the Motion Picture & Television Fund and 10% to the National Association of Attorneys General Fund.

With respect to basic cable, the Combined Entity must separately negotiate affiliation agreement terms for the Company’s and WBD’s respective basic cable channels, without making one portfolio’s affiliation agreement terms contingent on the other’s or using confidential affiliate fee data from one portfolio in negotiations for the other. An uncured material breach of the basic cable negotiation provisions requires divestiture of BET, VH1, Comedy Central, Smithsonian, Destination America and Science.

During the commitment period, the Combined Entity must spend at least $300 million more annually, or $1.5 billion more across the commitment period, on production in the United States compared to the Company’s and WBD’s combined 2025 levels; may not sell or close the Paramount or Warner Bros. studio lots and must use commercially reasonable efforts to operate them consistently with past practices; honor existing collective bargaining agreements and bargain in good faith with applicable labor organizations regarding successor agreements; invest $9.5 million annually for five years following closing in workforce training and career development programs, film programs and community arts organizations; and form and operate an Independent Film Fund with annual contributions of $5 million during each commitment year for the purchase of independent films.

Within one hundred and eighty (180) days following the closing of the WBD Merger, the Combined Entity must establish a five-member News Editorial Independence Board composed of established journalists; during the commitment period, the News Editorial Independence Board will establish guiding editorial principles and resolve specified editorial disputes relating to CBS News and CNN, including disputes concerning alleged violations of those principles, reporting bias or reporting fairness. The Combined Entity must maintain Pluto TV, or a successor or substantially equivalent replacement service, as a free, ad-supported streaming service at service and quality levels at or above those in effect on the effective date of the States Consent Decree; comply with monitoring requirements, including an internal Compliance Monitor, an independent Monitoring Trustee and semiannual reporting during the commitment period; and reimburse the Plaintiff States for reasonable attorneys’ fees and costs, including specified economic expert fees and related support costs, in an amount not to exceed $40 million. The States Consent Decree was entered for settlement purposes and does not constitute an admission by the Combined Entity that it violated any federal or state antitrust law or other applicable law.

Settlement Agreement with the Writers Guild of America

On September 21, 2026, the Company and WBD entered into a Settlement Agreement (the “WGA Settlement Agreement”) with the Writers Guild of America, West, Inc. and the Writers Guild of America East, Inc. (together, the “WGA”). The WGA Settlement Agreement resolves the lawsuit filed by the WGA on July 14, 2026, captioned Writers Guild of America, West, Inc. et al. v. Paramount Skydance Corp. et al., Case No. 4:26-cv-07212-AMO (N.D. Cal.) (the “WGA Action”), which alleged a claim under Section 7 of the Clayton Act seeking to enjoin the WBD Merger. The parties jointly moved to modify the existing no-close order to permit the WBD Merger to close and filed a stipulation dismissing the WGA Action with prejudice; the settlement does not constitute an admission of liability or wrongdoing.

Within seven (7) days following the closing date of the WBD Merger, the Company will make a one-time general contribution of $17.5 million to the Writers’ Guild-Industry Health Fund, which will not offset, reduce or otherwise affect contributions required under any collective bargaining agreement, and, within thirty (30) days following the closing date of the WBD Merger, pay the WGA’s reasonable attorneys’ fees and costs incurred in connection with the WGA Action in an amount not to exceed $6.0 million. During the commitment period, the Company will maintain at CBS News Broadcast an aggregate number of full-time WGA-represented staff employees at least equal to the baseline headcount as of the closing date, subject to a six-month cure period if the headcount falls below the baseline.

The WGA Settlement Agreement provides for mutual releases of claims relating to the WGA Action and the WBD Merger and related covenants not to sue, subject to its terms.

The Company does not expect the States Consent Decree or the WGA Settlement Agreement to have a material impact on its ability to achieve its previously announced synergy and leverage targets.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding the WBD Merger and the expected impacts of the States Consent Decree and the WGA Settlement Agreement on the Company’s strategic plan. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company or WBD. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the WBD Merger will not be satisfied; the possibility that the WBD Merger will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of the Company or WBD during the pendency of the WBD Merger, such as employee departures or distraction of management from business operations; the risk of stockholder litigation relating to the WBD Merger, including resulting expense or delay; the potential that the expected benefits and opportunities of the WBD Merger, if completed, may not be realized or may take longer to realize than expected; risks related to the Company’s streaming business; the adverse impact on the Company’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to the Company’s decisions to invest in new businesses, products, services and technologies, and the evolution of the Company’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of the Company’s content; damage to the Company’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining the Company’s intellectual property rights; domestic and global political, economic and regulatory factors affecting the Company’s business generally or the WBD Merger; the inability to hire or retain key employees or secure creative talent; disruptions to the Company’s operations as a result of labor disputes; risks and costs associated with the integration of, and the Company’s ability to integrate, the businesses of Paramount Global, Skydance and WBD successfully and to achieve anticipated synergies, including in the amounts or on the timelines anticipated to realize such synergies; litigation relating to the transactions contemplated by the transaction agreement entered into on July 7, 2024, between Paramount Global and Skydance, potentially resulting in substantial costs; volatility in the price of the Company’s Class B Common Stock; the effect the Company’s dual-class capital structure and the concentrated ownership may have on the price of its Class B Common Stock or business; risks related to a private sale of a controlling interest in the Company, including that the Company’s stockholders may not realize any change of control premium on shares of the Class B Common Stock and that the Company may become subject to the control of a presently unknown third party; risks associated with the Company’s status as a “controlled company” under Nasdaq rules and, following the transfer of listing, NYSE rules, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of the Class B Common Stock; risks that anti-takeover provisions in the Company’s amended and restated certificate of incorporation (the “Charter”) and amended and restated bylaws, and under Delaware law, could deter, delay or prevent a change of control; risks that exclusive forum provisions in the Charter could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against the Company’s directors and officers; risks that corporate opportunity provisions in the Charter could permit certain persons to pursue competitive opportunities that might otherwise be available to the Company; risks associated with the Company’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; risks related to the Company’s indebtedness, including the Company’s substantial outstanding debt obligations; risks related to the Company’s ability to incur substantially more debt and the Company’s ability to meet the financial and other covenants contained in the agreements governing the Company’s indebtedness; risks relating to the Company’s ability to deleverage the business in accordance with management’s targets, including risks arising from assumptions, uncertainties and contingencies that may affect the Company’s ability to reduce indebtedness; risks relating to management’s ability to execute on its strategic plan and improve its financial profile and cash flows from operations; and risks relating to any capital or other financing the Company may have to raise in order to reduce its indebtedness following the WBD Merger. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of the Company and WBD can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 25, 2026, and in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and the Company’s subsequent filings with the SEC, and in WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and in WBD’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026, filed with the SEC on August 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.paramount.com, ir.wbd.com or on request from the Company or WBD. The Company undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: September 30, 2026